UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2024

Aileron Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

738 Main Street #398 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 995-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALRN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, on February 28, 2024, Aileron Therapeutics, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) at which the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Aileron Therapeutics, Inc. 2021 Stock Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock issuable under the 2021 Plan by 3,000,000 shares. The 2021 Plan was adopted by the Company’s board of directors, upon the recommendation of the compensation committee and subject to stockholder approval, on April 14, 2021, and was approved by the stockholders of the Company on June 15, 2021. On January 17, 2024, upon the recommendation of the compensation committee and subject to stockholder approval, the Company’s board of directors adopted the Plan Amendment. Other than increasing the number of shares issuable under the 2021 Plan, the Plan Amendment does not make any changes to the 2021 Plan.

The material terms of the 2021 Plan are described in the Company’s definitive proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on January 29, 2024 (the “Proxy Statement”), and the description of the plan included in the Proxy Statement under the section entitled “Proposal 3: Approval of an Amendment to our 2021 Stock Incentive Plan to Increase the Number of Shares of our Common Stock Available for Issuance Thereunder by 3,000,000 Shares” is incorporated herein by reference. The description of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company (the “Common Stock”) from 45,000,000 to 100,000,000 shares, as described under Item 5.07 below. The Company filed the Certificate of Amendment to implement the increase in the number of authorized shares, which was effective upon filing, with the Secretary of State of the State of Delaware on February 28, 2024. The additional shares of Common Stock authorized by the Certificate of Amendment have rights identical to the Company’s currently outstanding Common Stock.

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 28, 2024, the Company held the 2023 Annual Meeting to consider and vote upon the matters listed below. The following is a summary of the matters voted on at that meeting.

1.

The stockholders of the Company approved the issuance, in accordance with Nasdaq Listing Rule 5635(a), of shares of Common Stock, upon conversion of the Company’s outstanding Series X Non-Voting Convertible Preferred Stock (the “Conversion Proposal”). The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain	Broker Non- Votes
1,644,012	35,008	2,383	1,424,761

The above voting results do not include 344,345 shares of Common Stock issued in the Company’s acquisition of Lung Therapeutics, Inc. (the “Lung Acquisition”) that were not entitled to vote on the Conversion Proposal for purposes of Nasdaq rules. Of these 344,345 shares of Common Stock, 226,185 shares of Common Stock were voted in favor of the Conversion Proposal for purposes of adopting the proposal under Delaware law. However, to comply with applicable Nasdaq rules, the Company instructed the inspector of elections to conduct a separate tabulation, which is set forth above, that subtracted 226,185 shares of Common Stock from the total number of shares of Common Stock voted in favor of the Conversion Proposal for purposes of determining whether the Conversion Proposal was also adopted under applicable Nasdaq rules.

2.

The stockholders of the Company elected Manuel C. Alves-Aivado, M.D., Ph.D., Reinhard Ambros, Ph.D., and Josef H. von Rickenbach as Class III directors for a three-year term expiring at the 2026 annual meeting of stockholders. The results of the stockholders’ vote with respect to such matter were as follows:

Name	For	Withheld	Broker Non-Votes
Manuel C. Alves-Aivado, M.D., Ph.D.	1,456,370	451,491	1,424,761
Reinhard Ambros, Ph.D.	1,426,104	481,757	1,424,761
Josef H. von Rickenbach	1,327,808	580,053	1,424,761

3.

The stockholders of the Company approved an amendment to the Aileron Therapeutics, Inc. 2021 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 3,000,000 shares. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain	Broker Non- Votes
1,333,582	251,666	322,613	1,424,761

4.

The stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 45,000,000 to 100,000,000. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
3,125,337	198,406	8,879

5.

The stockholders of the Company approved, on a non-binding advisory basis, the Company’s named executive officer compensation. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain	Broker Non- Votes
1,810,107	89,288	8,466	1,424,761

6.

The stockholders of the Company, on a non-binding advisory basis, voted in favor of “1 Year” for the frequency of future advisory votes to approve the Company’s named executive officer compensation. The results of the stockholders’ vote with respect to such matter were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
1,870,375	10,100	19,162	8,224	1,424,761

Based on the results of the vote, and consistent with the Board’s recommendation, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every one year until the next required non-binding advisory vote on the frequency of such votes, which is anticipated to occur no later than the 2029 annual meeting of stockholders.

7.

The stockholders of the Company ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
3,314,971	12,794	4,857

Item 8.01	Other Events.

Following approval of the Conversion Proposal, the Company had approximately 29,495,512 shares of Common Stock issued and outstanding on a pro forma basis, which gives effect to the full conversion of the Series X Non-Voting Convertible Preferred Stock as of the date of the 2023 Annual Meeting, without regard to beneficial ownership limitations that may limit the ability of certain holders of Series X Non-Voting Convertible Preferred Stock to convert such shares to Common Stock as such time. Each share of Series X Non-Voting Convertible Preferred Stock is convertible into 1,000 shares of Common Stock. Based upon existing beneficial ownership limitations, the Company anticipates that approximately 12,087 shares of Series X Non-Voting Convertible Preferred Stock will automatically convert into 12,087,075 shares of Common Stock on March 5, 2024, the fourth business day following stockholder approval of the Conversion Proposal. The remaining approximately 12,522 shares of Series X Non-Voting Convertible Preferred Stock (which are convertible into 12,522,925 shares of Common Stock) will remain convertible at the option of the holder thereof, subject to certain beneficial ownership limitations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the anticipated number of shares of Series X Non-Voting Convertible Preferred Stock that will convert into shares of Common Stock. We use words such as “anticipate,” ”believe,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “would,” “can,” “could,” “should,” “continue,” and other words and terms of similar meaning to help identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risks and uncertainties discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission, and under the heading “Risk Factors” of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2024, and in subsequent filings that the Company files with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s view as of any date subsequent to the date of this Current Report on Form 8-K, and we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, effective as of February 28, 2024 (incorporated herein by reference to Annex F to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-38130) filed with the Securities and Exchange Commission on January 29, 2024).

10.1	Aileron Therapeutics, Inc. 2021 Stock Incentive Plan, as amended (incorporated herein by reference to Annex E to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-38130) filed with the Securities and Exchange Commission on January 29, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AILERON THERAPEUTICS, INC.

Date: February 29, 2024	By:	/s/ Manuel C. Alves-Aivado
Manuel C. Alves-Aivado, M.D., Ph.D.
Chief Executive Officer